Credit Suisse First Boston, Asset Finance Group
GMAC - RFC Home Equity Portfolio- RS6
Silent Second Loans Only

Selection Criteria: Silent Second Loans Only
Table of Contents

  Description of the Mortgage Pool
  Credit Score Range
  Original Mortgage Loan Balance ($)
  Net Mortgage Rates (%)
  Mortgage Rates (%)
  Original Loan-to-Value Ratio (%)
  Original Cumulative Loan-to-Value Ratio (%)
  State
  Loan Purpose
  Occupancy
  Property Type
  Documentation
  Prepayment Penalty Term
  Category
  IO Term
  Maximum Mortgage Rate (%) (ARM Loans Only)
  Next Interest Rate Adjustment Date (ARM Loans Only)
  Note Margin (%) (ARM Loans Only)

1. Description of the Mortgage Pool

Aggregate Principal Balance: 234,211,831.79
Minimum Balance: 40,000.00
Maximum Balance: 1,499,528.96
Number of Loans: 1,154
Average Principal Balance: 202,956.53
Weighted Average Original Loan-to-Value: 79.51
Minimum Loan-to-Value: 44.00
Maximum Loan-to-Value: 95.00
Weighted Average Mortgage Rate: 6.390
Minimum Mortgage Rate: 3.750
Maximum Mortgage Rate: 9.700
Weighted Average Net Mortgage Rate: 6.005
Minimum Net Mortgage Rate: 3.450
Maximum Net Mortgage Rate: 9.150
Weighted Average Note Margin: 4.570
Minimum Note Margin: 2.250
Maximum Note Margin: 8.370
Weighted Average Maximum Mortgage Rate: 12.484
Minimum Maximum Mortgage Rate: 8.990
Maximum Maximum Mortgage Rate: 19.125
Weighted Average Minimum Mortgage Rate: 5.421
Minimum Minimum Mortgage Rate: 2.250
Maximum Minimum Mortgage Rate: 9.700
Weighted Average Months to Next RA Date: 24
Minimum Months to Next RA Date: 2
Maximum Months to Next RA Date: 84
Weighted Average Remaining Term to Maturity: 358
Minimum Remaining Term: 350
Maximum Remaining Term: 360
Weighted Average Credit Score: 666
Minimum Available Credit Score: 523
Maximum Credit Score: 816
Percent ARM: 94.39
Percent Fixed: 5.61
First Lien: 100.00
Loans with Prepayment Penalty: 66.06
Percent HomeCommings: 87.99
Percent Fremont: 0.07

2. Credit Score Range

Credit Score Range	Number of Mortgage Loans	Principal Balance	Percentage of Group Loans	Average Principal Balance	Weighted Average LTV
0 - 0	1	$65,415	0.03%	$65,415	70.00%
520 - 539	11	1,008,323	0.43	91,666	85.83
540 - 559	15	1,626,803	0.69	108,454	87.18
560 - 579	14	1,988,295	0.85	142,021	81.73
580 - 599	99	13,312,801	5.68	134,473	80.33
600 - 619	154	22,929,126	9.79	148,890	80.08
620 - 639	155	29,770,612	12.71	192,068	80.10
640 - 659	173	35,762,110	15.27	206,717	79.78
660 - 679	188	40,440,691	17.27	215,110	79.44
680 - 699	138	36,969,809	15.78	267,897	79.15
700 - 719	71	17,991,329	7.68	253,399	77.55
720 - 739	61	14,754,491	6.30	241,877	79.33
740 - 759	37	8,717,331	3.72	235,604	78.43
760 >=	37	8,874,694	3.79	239,857	78.31
Total:	1,154	$234,211,832	100.00%	$202,957	79.51%

Weighted Average of Non Zero Credit Score: 666
Credit Score not available (number of Loans): 1
Credit Score not available (balance): $65,415.17

Credit Score range 0 - 0 represents loans for which Credit Scores are not available.

3. Original Mortgage Loan Balance ($)

Original Mortgage Loan Balance ($)	Number of Mortgage Loans	Principal Balance	Percentage of Group Loans	Average Principal Balance	Weighted Average FICO	Weighted Average LTV
1 - 100,000	224	$17,721,581	7.57%	$79,114	634	80.65%
100,001 - 200,000	505	72,016,770	30.75	142,607	654	80.22
200,001 - 300,000	227	55,037,798	23.50	242,457	668	80.04
300,001 - 400,000	101	34,761,679	14.84	344,175	671	79.67
400,001 - 500,000	46	20,709,849	8.84	450,214	669	79.91
500,001 - 600,000	29	15,781,262	6.74	544,181	682	78.86
600,001 - 700,000	11	7,211,538	3.08	655,594	695	72.88
700,001 - 800,000	2	1,466,296	0.63	733,148	753	77.47
800,001 - 900,000	2	1,715,580	0.73	857,790	697	75.01
900,001 - 1,000,000	4	3,979,950	1.70	994,988	708	72.26
1,000,001 - 1,100,000	1	1,072,500	0.46	1,072,500	763	75.00
1,200,001 - 1,300,000	1	1,237,500	0.53	1,237,500	698	75.00
1,400,001 - 1,500,000	1	1,499,529	0.64	1,499,529	694	75.00
Total:	1,154	$234,211,832	100.00%	$202,957	666	79.51%

Average Unpaid Principal Balance: 202,957

4. Net Mortgage Rates (%)

Net Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percentage of Group Loans	Average Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average CLTV
3.000 - 3.499	1	$490,516	0.21%	$490,516	693	80.00%	95.00%
3.500 - 3.999	1	412,500	0.18	412,500	653	75.00	78.00
4.000 - 4.499	4	1,095,550	0.47	273,888	689	77.69	93.52
4.500 - 4.999	37	10,709,793	4.57	289,454	684	78.17	95.02
5.000 - 5.499	173	39,927,438	17.05	230,794	672	79.71	98.14
5.500 - 5.999	321	67,819,315	28.96	211,275	668	79.32	97.56
6.000 - 6.499	312	60,396,756	25.79	193,579	657	79.47	97.77
6.500 - 6.999	187	37,493,017	16.01	200,497	671	79.37	96.77
7.000 - 7.499	66	10,439,946	4.46	158,181	658	80.26	96.66
7.500 - 7.999	34	3,871,706	1.65	113,874	636	82.54	98.54
8.000 - 8.499	9	818,073	0.35	90,897	614	84.26	97.96
8.500 - 8.999	8	672,497	0.29	84,062	552	88.05	94.51
9.000 - 9.499	1	64,724	0.03	64,724	528	90.00	95.00
Total:	1,154	$234,211,832	100.00%	$202,957	666	79.51%	97.38%

Weighted Average Net Mortgage Rate: 6.005

5. Mortgage Rates (%)

Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance	Percentage of Group Loans	Average Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average CLTV
3.500 - 3.999	1	$490,516	0.21%	$490,516	693	80.00%	95.00%
4.000 - 4.499	1	412,500	0.18	412,500	653	75.00	78.00
4.500 - 4.999	8	1,940,700	0.83	242,588	698	77.91	93.69
5.000 - 5.499	53	15,082,156	6.44	284,569	682	78.68	95.39
5.500 - 5.999	219	51,530,123	22.00	235,297	671	79.62	98.03
6.000 - 6.499	295	59,197,136	25.28	200,668	668	79.16	97.41
6.500 - 6.999	328	66,618,837	28.44	203,106	661	79.47	97.36
7.000 - 7.499	141	24,454,079	10.44	173,433	662	79.75	98.10
7.500 - 7.999	64	10,300,613	4.40	160,947	654	80.19	97.22
8.000 - 8.499	24	2,514,246	1.07	104,760	642	83.18	97.26
8.500 - 8.999	11	933,706	0.40	84,882	555	86.00	96.39
9.000 - 9.499	6	556,904	0.24	92,817	549	87.65	94.41
9.500 - 9.999	3	180,318	0.08	60,106	552	90.00	95.00
Total:	1,154	$234,211,832	100.00%	$202,957	666	79.51%	97.38%

Weighted Average Mortgage Rate: 6.390

6. Original Loan-to-Value Ratio (%)

Original Loan-to-Value Ratio (%)	Number of Mortgage Loans	Principal Balance	Percentage of Group Loans	Average Principal Balance	Weighted Average FICO
0.01 - 50.00	2	$875,000	0.37%	$437,500	692
60.01 - 65.00	4	1,219,382	0.52	304,846	657
65.01 - 70.00	6	3,706,065	1.58	617,678	731
70.01 - 75.00	35	14,847,873	6.34	424,225	705
75.01 - 80.00	1,046	205,226,865	87.62	196,202	663
80.01 - 85.00	17	3,101,662	1.32	182,451	645
85.01 - 90.00	37	4,517,401	1.93	122,092	602
90.01 - 95.00	7	717,583	0.31	102,512	713
Total:	1,154	$234,211,832	100.00%	$202,957	666

Weighted Average Loan-to-Value: 79.51

7. Original Cumulative Loan-to-Value Ratio (%)

Original Cumulative Loan-to-Value Ratio (%)	Number of Mortgage Loans	Principal Balance	Percentage of Group Loans	Average Principal Balance	Weighted Average FICO
55.01 - 60.00	1	$700,000	0.30%	$700,000	702
70.01 - 75.00	1	980,000	0.42	980,000	714
75.01 - 80.00	8	6,150,100	2.63	768,762	692
80.01 - 85.00	4	2,100,900	0.90	525,225	697
85.01 - 90.00	86	27,961,865	11.94	325,138	698
90.01 - 95.00	101	20,497,268	8.75	202,943	661
95.01 - 100.00	946	174,349,558	74.44	184,302	659
100.01 - 105.00	6	1,311,041	0.56	218,507	701
120.01 >=	1	161,100	0.07	161,100	687
Total:	1,154	$234,211,832	100.00%	$202,957	666

Weighted Average Loan-to-Value: 79.51

8. State

State	Number of Mortgage Loans	Principal Balance	Percentage of Group Loans	Average Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average CLTV
Alabama	17	$2,470,841	1.05%	$145,344	620	80.44%	98.88%
Alaska	1	124,800	0.05	124,800	662	80.00	100.00
Arizona	77	14,063,823	6.00	182,647	661	79.51	97.81
Arkansas	1	65,415	0.03	65,415	0	70.00	90.00
California	200	68,561,993	29.27	342,810	677	78.58	95.96
Colorado	58	10,439,760	4.46	179,996	653	80.13	98.59
Connecticut	3	636,876	0.27	212,292	640	81.23	97.54
Delaware	2	211,806	0.09	105,903	632	80.00	100.00
District of Columbia	4	1,466,348	0.63	366,587	669	80.00	89.04
Florida	87	19,461,309	8.31	223,693	668	78.89	95.62
Georgia	73	10,355,249	4.42	141,853	654	81.34	99.04
Hawaii	1	426,375	0.18	426,375	681	80.00	100.00
Idaho	11	1,438,415	0.61	130,765	699	77.95	94.43
Illinois	41	7,757,036	3.31	189,196	669	79.52	97.91
Indiana	21	2,659,672	1.14	126,651	635	80.78	97.92
Iowa	5	573,390	0.24	114,678	619	80.00	100.00
Kansas	7	979,212	0.42	139,887	666	80.00	99.80
Kentucky	13	1,541,325	0.66	118,563	647	80.00	99.61
Louisiana	7	647,133	0.28	92,448	603	82.13	98.94
Maine	3	395,194	0.17	131,731	675	80.00	100.00
Maryland	35	9,137,571	3.90	261,073	671	79.98	99.13
Massachusetts	14	3,144,931	1.34	224,638	680	80.00	98.00
Michigan	42	7,106,545	3.03	169,203	658	79.97	99.16
Minnesota	14	2,341,431	1.00	167,245	645	80.74	98.76
Mississippi	7	534,840	0.23	76,406	610	82.51	97.97
Missouri	11	1,325,936	0.57	120,540	619	80.96	99.44
Nebraska	2	190,630	0.08	95,315	663	80.00	100.00
Nevada	26	5,908,909	2.52	227,266	671	80.27	99.03
New Hampshire	1	207,544	0.09	207,544	737	80.00	100.00
New Jersey	26	8,523,773	3.64	327,837	694	77.97	92.21
New Mexico	9	1,319,717	0.56	146,635	682	79.21	93.93
New York	11	2,713,667	1.16	246,697	679	80.55	96.42
North Carolina	44	5,815,844	2.48	132,178	633	80.15	99.80
Ohio	25	2,853,769	1.22	114,151	637	80.00	99.67
Oklahoma	9	972,755	0.42	108,084	632	79.11	98.23
Oregon	18	2,531,502	1.08	140,639	645	80.83	99.05
Pennsylvania	21	2,471,000	1.06	117,667	649	80.33	99.18
Rhode Island	6	1,449,592	0.62	241,599	688	80.00	98.47
South Carolina	15	1,833,161	0.78	122,211	626	80.34	97.10
South Dakota	3	296,154	0.13	98,718	621	80.00	98.47
Tennessee	8	797,936	0.34	99,742	617	81.62	98.36
Texas	37	5,026,335	2.15	135,847	659	80.00	100.00
Utah	31	5,169,064	2.21	166,744	677	79.69	99.18
Vermont	1	120,787	0.05	120,787	613	80.00	100.00
Virginia	47	10,033,113	4.28	213,470	666	80.01	99.64
Washington	39	6,024,656	2.57	154,478	654	80.52	99.72
West Virginia	1	62,256	0.03	62,256	605	80.00	100.00
Wisconsin	19	2,022,440	0.86	106,444	655	81.28	99.51
Total:	1,154	$234,211,832	100.00%	$202,957	666	79.51%	97.38%

9. Loan Purpose

Loan Purpose	Number of Mortgage Loans	Principal Balance	Percentage of Group Loans	Average Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average CLTV
EQUITY REFINANCE	67	$20,696,985	8.84%	$308,910	676	76.96%	92.63%
PURCHASE	878	175,222,415	74.81	199,570	668	79.82	97.78
RATE/TERM REFINANCE	209	38,292,432	16.35	183,217	647	79.48	98.11
Total:	1,154	$234,211,832	100.00%	$202,957	666	79.51%	97.38%

10. Occupancy

Occupancy	Number of Mortgage Loans	Principal Balance	Percentage of Group Loans	Average Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average CLTV
Investment Property	99	$21,121,354	9.02%	$213,347	715	78.44%	90.79%
Owner Occupied	1,045	208,332,609	88.95	199,361	660	79.66	98.16
Second/Vacation	10	4,757,869	2.03	475,787	671	77.69	92.35
Total:	1,154	$234,211,832	100.00%	$202,957	666	79.51%	97.38%

11. Property Type

Property Type	Number of Mortgage Loans	Principal Balance	Percentage of Group Loans	Average Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average CLTV
Attached PUD	18	$4,047,057	1.73%	$224,837	676	80.01%	99.04%
Condo over 8 stories	8	3,193,350	1.36	399,169	689	76.14	88.48
Condo under 5 stories	100	20,373,863	8.70	203,739	669	79.55	98.07
Detached PUD	112	27,067,570	11.56	241,675	670	79.25	96.20
Mid-rise condo (5-8 stories)	2	329,050	0.14	164,525	704	78.10	100.00
Single Family (detached)	829	156,929,822	67.00	189,300	659	79.86	98.22
Townhouse/rowhouse	24	3,879,654	1.66	161,652	662	80.16	97.55
Two-to-four family units	61	18,391,466	7.85	301,499	708	77.19	92.31
Total:	1,154	$234,211,832	100.00%	$202,957	666	79.51%	97.38%

12. Documentation

Documentation	Number of Mortgage Loans	Principal Balance	Percentage of Group Loans	Average Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average CLTV
Full Documentation	726	$124,825,709	53.30%	$171,936	647	80.00%	98.61%
Reduced Documentation	428	109,386,123	46.70	255,575	687	78.95	95.98
Total:	1,154	$234,211,832	100.00%	$202,957	666	79.51%	97.38%

13. Prepayment Penalty Term

Prepayment Penalty Term	Number of Mortgage Loans	Principal Balance	Percentage of Group Loans	Average Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average CLTV
12 Months	47	$13,237,663	5.65%	$281,652	681	78.78%	96.42%
24 Months	660	123,330,074	52.66	186,864	655	80.01	99.12
36 Months	59	11,627,903	4.96	197,083	670	79.16	95.93
60 Months	8	3,122,390	1.33	390,299	705	78.35	91.66
None	373	79,481,606	33.94	213,087	677	78.99	95.40
Other	7	3,412,195	1.46	487,456	693	78.58	94.52
Total:	1,154	$234,211,832	100.00%	$202,957	666	79.51%	97.38%

Other represents not 0,12,24,36 or 60 months and not more than 60 months.

14. Category

Category	Number of Mortgage Loans	Principal Balance	Percentage of Group Loans	Average Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average CLTV
Alternet Exceptions	207	$45,830,463	19.57%	$221,403	658	79.94%	99.56%
Alternet Exceptions (non-IO)	497	72,659,038	31.02	146,195	642	80.44	99.39
Expanded Criteria Exceptions	338	90,370,688	38.59	267,369	684	78.79	95.49
Expanded Criteria Exceptions (non-IO)	98	19,382,899	8.28	197,785	678	79.77	96.91
Home Solutions Exceptions	3	525,171	0.22	175,057	725	90.00	100.77
Jumbo A Exceptions	7	3,299,080	1.41	471,297	695	77.12	88.89
Jumbo A Exceptions (non-IO)	4	2,144,494	0.92	536,123	695	67.77	79.44
Total:	1,154	$234,211,832	100.00%	$202,957	666	79.51%	97.38%

15. IO Term

IO Term	Number of Mortgage Loans	Principal Balance	Percentage of Group Loans	Average Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average CLTV
0	599	$94,186,430	40.21%	$157,239	651	80.01%	98.42%
24	68	15,095,129	6.45	221,987	691	79.24	96.52
36	40	6,797,756	2.90	169,944	691	81.61	98.02
60	353	81,881,115	34.96	231,958	660	79.93	99.42
84	4	819,200	0.35	204,800	687	80.00	94.88
120	90	35,432,202	15.13	393,691	701	76.89	90.21
Total:	1,154	$234,211,832	100.00%	$202,957	666	79.51%	97.38%

16. Maximum Mortgage Rate (%) (ARM Loans Only)

Maximum Mortgage Rate (%) (ARM Loans Only)	Number of Mortgage Loans	Principal Balance	Percentage of Group Loans	Average Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average CLTV
8.000 - 8.999	1	$242,100	0.11%	$242,100	645	80.00%	100.00%
9.000 - 9.999	1	490,516	0.22	490,516	693	80.00	95.00
10.000 - 10.999	14	2,380,530	1.08	170,038	709	79.44	95.29
11.000 - 11.999	263	63,247,850	28.61	240,486	671	79.37	97.64
12.000 - 12.999	552	114,796,103	51.93	207,964	664	79.62	97.50
13.000 - 13.999	185	29,399,925	13.30	158,919	651	80.31	98.67
14.000 - 14.999	37	4,130,243	1.87	111,628	631	82.86	97.90
15.000 - 15.999	7	610,187	0.28	87,170	547	90.00	95.00
16.000 - 16.999	4	1,157,950	0.52	289,488	711	77.82	93.87
17.000 - 17.999	9	3,285,171	1.49	365,019	696	79.30	92.23
18.000 - 18.999	2	1,101,750	0.50	550,875	670	69.93	87.41
19.000 - 19.999	1	228,000	0.10	228,000	633	80.00	100.00
Total:	1,076	$221,070,324	100.00%	$205,456	665	79.66%	97.52%

17. Next Interest Rate Adjustment Date (ARM Loans Only)

Next Interest Rate Adjustment Date (ARM Loans Only)	Number of Mortgage Loans	Principal Balance	Percentage of Group Loans	Average Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average CLTV
2005-08	2	$1,649,000	0.75%	$824,500	725	76.97%	89.39%
2005-09	24	10,320,182	4.67	430,008	687	77.26	89.43
2005-10	6	2,397,732	1.08	399,622	677	77.06	86.86
2005-12	1	980,000	0.44	980,000	714	70.00	75.00
2006-04	1	490,516	0.22	490,516	693	80.00	95.00
2006-08	1	48,691	0.02	48,691	634	80.00	101.00
2006-10	1	242,286	0.11	242,286	664	80.00	95.00
2006-12	2	880,244	0.40	440,122	679	80.00	92.24
2007-01	2	1,069,055	0.48	534,528	649	80.00	92.66
2007-02	11	2,759,119	1.25	250,829	688	80.00	96.58
2007-03	30	7,293,196	3.30	243,107	679	79.40	96.08
2007-04	259	54,461,067	24.64	210,274	657	79.89	99.33
2007-05	583	105,117,164	47.55	180,304	656	79.99	99.02
2007-06	14	2,339,479	1.06	167,106	672	79.26	96.02
2007-08	1	389,556	0.18	389,556	730	80.00	100.00
2007-12	1	333,716	0.15	333,716	637	80.00	90.00
2008-01	1	112,000	0.05	112,000	649	80.00	100.00
2008-02	3	320,500	0.14	106,833	685	80.00	95.55
2008-03	4	842,533	0.38	210,633	735	80.00	91.67
2008-04	14	2,433,188	1.10	173,799	694	82.16	98.15
2008-05	43	9,117,623	4.12	212,038	675	79.24	96.33
2008-06	19	4,317,019	1.95	227,212	679	79.23	93.45
2009-12	3	1,333,044	0.60	444,348	728	80.00	91.58
2010-01	2	352,250	0.16	176,125	704	80.62	100.62
2010-02	7	2,358,498	1.07	336,928	734	77.16	89.30
2010-03	5	1,372,225	0.62	274,445	691	80.05	93.70
2010-04	4	420,441	0.19	105,110	700	80.00	91.64
2010-05	13	3,402,077	1.54	261,698	676	79.90	93.86
2010-06	15	3,098,724	1.40	206,582	693	80.14	97.41
2012-06	4	819,200	0.37	204,800	687	80.00	94.88
Total:	1,076	$221,070,324	100.00%	$205,456	665	79.66%	97.52%

Weighted Average Months to Next RA Date: 24

18. Note Margin (%) (ARM Loans Only)

Note Margin (%) (ARM Loans Only)	Number of Mortgage Loans	Principal Balance	Percentage of Group Loans	Average Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average CLTV
2.000 - 2.499	44	$14,157,804	6.40%	$321,768	691	79.30%	92.90%
2.500 - 2.999	46	16,828,988	7.61	365,848	703	77.38	91.30
3.000 - 3.499	86	16,021,597	7.25	186,298	691	79.96	96.36
3.500 - 3.999	24	8,274,140	3.74	344,756	685	77.93	92.91
4.000 - 4.499	115	29,963,635	13.55	260,553	673	79.22	96.63
4.500 - 4.999	226	44,076,174	19.94	195,027	665	79.73	98.93
5.000 - 5.499	237	41,750,327	18.89	176,162	648	79.95	99.62
5.500 - 5.999	180	34,381,122	15.55	191,006	650	80.15	99.92
6.000 - 6.499	67	10,209,816	4.62	152,385	634	81.01	99.54
6.500 - 6.999	25	2,987,403	1.35	119,496	621	81.51	98.95
7.000 - 7.499	13	1,332,355	0.60	102,489	566	86.19	96.30
7.500 - 7.999	7	540,948	0.24	77,278	596	83.49	98.26
8.000 - 8.499	6	546,017	0.25	91,003	548	88.90	95.55
Total:	1,076	$221,070,324	100.00%	$205,456	665	79.66%	97.52%

Jun 20, 2005 10:04

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